Securities and Exchange Commission

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014

NASB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Missouri	0-24033	43-1805201
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12498 South 71 Highway, Grandview, Missouri 64030

(Address of principal executive offices) (Zip Code)

(816) 765-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 1, 2014, the Board of Directors of NASB Financial, Inc. (the “Company”) declared a cash dividend of $0.10 per share payable on July 25, 2014, to shareholder’s of record as of July 11, 2014.

The Registrant’s press release dated July 1, 2014, announcing the cash dividend, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1 – Press Release dated July 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NASB FINANCIAL, INC.

By:	/s/ Rhonda Nyhus
Rhonda Nyhus
Vice President and Treasurer

Date: July 1, 2014